UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
December 27, 2010 (December 20, 2010)
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d)

On December 20, 2010, Wayne P. Hall advised the Board of Directors of Magnum Hunter Resources Corporation (the "Company") of his resignation as Vice Chairman and director of the Company, effective as of December 31, 2010.

On December 20, 2010, the Board of Directors of the Company elected the Honorable Victor G. Carrillo as a director of the Company, effective as of January 5, 2011. Mr. Carrillo will fill the vacancy created by the resignation from the Board of Directors of Mr. Hall and will serve until the Company’s next Annual Meeting of Stockholders.

In connection with his election as a director of the Company, Mr. Carrillo will be entitled to the compensation and benefits provided to the Company’s directors as described in the Company’s Proxy Statement on Schedule 14A under the heading “Compensation of Directors,” filed with the U.S. Securities and Exchange Commission on September 3, 2010, and such information is hereby incorporated by reference into this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure.

On December 22, 2010, the Company issued a press release announcing the election of Mr. Carrillo as a director of the Company, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01.  Other Events.

On December 27, 2010, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing the execution of a Purchase and Sale Agreement, dated as of December 24, 2010 (the “Purchase Agreement”) by and among Triad Hunter, LLC (“Triad”), a wholly-owned subsidiary of the Company, and Quest Eastern Resource LLC and PostRock MidContinent Production, LLC (collectively, the “Sellers”) pursuant to which the Company has agreed to purchase from the Sellers certain oil and gas assets located in Wetzel and Lewis Counties, West Virginia. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The material terms of the Purchase Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including the related Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated December 22, 2010

99.2	Press Release of Magnum Hunter Resources Corporation dated December 27, 2010

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: December 27, 2010	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated December 22, 2010

99.2	Press Release of Magnum Hunter Resources Corporation dated December 27, 2010